UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

55 Broadway, 19th Floor, New York, NY 10006

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported on Form 8-k filed on December 26, 2019, Ideanomics, Inc. (the “Company”) completed the initial closing with respect to a Securities Purchase Agreement (the “Purchase Agreement”), dated December 19, 2019, with YA II PN, Ltd. a company incorporated and existing under the laws of the Cayman Islands (“YA II PN”), pursuant to which YA II PN agreed to purchase from the Company up to $5,000,000 in units consisting of secured convertible debentures, which shall be convertible into shares of the Company’s common stock at $1.50 per share, subject to anti-dilution adjustments, and shares of the Company’s Common Stock.

On December 31, 2019, the Company completed the second closing (the “Second Closing”) in accordance with the Purchase Agreement pursuant to which YA II PN invested $1,000,000 in the Company in exchange for a $1,000,000 convertible debenture (the “Note”) and 712,329 shares of Common Stock. The Second Closing was conditioned upon the Company filing with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement in accordance with that certain registration rights agreement (the “RRA”). dated December 19, 2019. Such registration statement was filed with the SEC on December 31, 2019. The Note matures on December 31, 2020 and accrues at an 4% interest rate. Pursuant to the terms of the Convertible Note, YA II PN has anti-dilution rights which adjust the $1.50 conversion price in connection with issuances below $1.00.

The foregoing description of the Purchase Agreement, the Note and the Registration Rights Agreement is not purported to be complete and is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to a Form 10-K of the Company, as required.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information pertaining to the Purchase Agreement and the Note discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information pertaining to the sale of shares of the Common Stock discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

The Company issued the shares of its Common Stock in reliance on exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: January 7, 2020	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer